SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest event reported): April 16, 1998



                          SSB VEHICLE SECURITIES INC.


           (Exact name of registrant as specified in its character)


                                   Delaware


        (State or other jurisdiction of incorporation or organization)


     333-41949                                         N/A

(Commission File Number)                (IRS Employer Identification No.)


                           Seven World Trade Center
                           New York, New York 10048
                             Attention: Secretary



             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (212) 783-7000

                                Not applicable


         (Former name or former address, if changed since last report)






Item 5.    Other Events.


Filing of certain Agreements

     On April 16, 1998, SSB Vehicle Securities Inc. ("SSB") entered into a sale and servicing agreement dated as of April 1, 1998 (the "Sale and Servicing Agreement"), by and among SSB, as depositor, Hyundai Auto Receivables Trust 1998-A (the "Issuer"), as issuer, Hyundai Motor Finance Company, as seller and servicer and The Chase Manhattan Bank ("Chase") as indenture Trustee, custodian, administrator and backup servicer. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1.

     On April 16, 1998, the Issuer and Chase entered into an indenture dated as of April 1, 1998 (the "Indenture"). On April 16, 1998, SSB and Wilmington Trust Company entered into an amended and restated trust agreement (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

Filing of Note Insurance Policy

     The registrant is filing herewith the note guaranty insurance policy which was issued by MBIA Insurance Corporation (the "Policy") in connection with the Hyundai Auto Receivables Trust 1998-A. The Policy is attached hereto as Exhibit 10.2.

Filing of Independent Auditor's Consent

     The registrant is filing herewith the consent (the "Consent") of Coopers & Lybrand L.L.P. ("Coopers") to the use of their name in the prospectus supplement dated April 9, 1998 for Hyundai Auto Receivables Trust 1998-A (the "Prospectus Supplement") under the caption "Experts" in the Prospectus Supplement. The Consent is attached hereto as Exhibit 23.

Incorporation by reference of Financial Statements of MBIA Insurance Corporation

     The consolidated financial statements of MBIA Insurance Corporation, a wholly-owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 1997 and 1996, and for the three years ended December 31, 1997, prepared in accordance with generally accepted accounting principles, and the report with respect thereto of Coopers, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 1997 are hereby incorporated by reference into this report on Form 8-K as Exhibit 99.






Item 7.  Financial Statements, Pro Forma Financial

                           Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  4.1      Indenture

                  4.2      Trust Agreement

                  10.1     Sale and Servicing Agreement

                  10.2     Policy

                  23       Independent Auditors Consent of Coopers

                  99 Consolidated Financial Statements of MBIA Insurance Corporation, and the report with respect thereto of Coopers (in each case, incorporated by reference to the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 1997)






SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SSB VEHICLE SECURITIES INC.


                                            By:   /s/ Ted Yarbrough
                                                _______________________________
                                                      Ted Yarbrough
                                                      Vice President




Dated:   June 25, 1998


                                 EXHIBIT INDEX


     Exhibit No.

              4.1

              4.2

              10.1

              10.2

              23

              99